SECURITIES AND EXCHANGE COMMISSION

                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 1, 2000


                          Met-Coil Systems Corporation
             (Exact name of registrant as specified in its charter)


Delaware                               0-14057                      42-1027215
State of incorporation)      (Commission File Number)              (IRS Employer
                                                             Identification No.)




5486 Sixth Street SW

Cedar Rapids, Iowa                                                        52404
(Address of principal executive                                      (Zip Code)
offices)



        Registrant's telephone number including area code (319) 363-6566

ITEM 5.  OTHER EVENTS.

         On June 1, 2000, Mestek, Inc. ("Mestek") and Met-Coil Systems Corporation ("Met-Coil") issued a joint press release regarding the consummation of the merger of Met-Coil into and with a wholly owned subsidiary of Mestek's Formtek, Inc. subsidiary. Mestek hereby incorporates by reference the information set forth in the above joint press release dated June 1, 2000, a copy of which is attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

Exhibit

Number            Description

99.1              Joint Press Release dated June 1, 2000

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MET-COIL SYSTEMS CORPORATION



Date:  June 1, 2000                  By:     /s/ Stephen M. Shea
                                     -------------------------------------------
                                     Stephen M. Shea
                                     Senior Vice President - Finance
                                    (Principal Financial and Accounting Officer)

EXHIBIT 99.1

NEWS RELEASE
                                            COMPANY CONTACT:
                                            John E. Reed, Chairman of the Board
                                            (413) 568-9571


Westfield, Massachusetts (June 1, 2000) - MESTEK, Inc., (NYSE "MCC") and Met-Coil Systems Corporation (NASDAQ "METS") today announced the completion of the merger of Met-Coil into a Mestek subsidiary. The total merger consideration paid was approximately $33.3 million. Met-Coil, through its two operating divisions, The Lockformer Company in Lisle, Illinois and Iowa Precision Industries in Cedar Rapids, Iowa, manufactures advanced sheet metal forming equipment, fabricating machinery and automated fabrication systems for the global market. Met-Coil had net revenues of $36.7 million for the nine months ended February 29, 2000.

Met-Coil will be operated as part of MESTEK's metal forming machinery subsidiary, FORMTEK, Inc. MESTEK Chairman and CEO John E. Reed remarked, "Combining the capabilities of Met-Coil and FORMTEK greatly expands the range of solutions we can provide to metal forming and fabricating manufacturers and extends our global reach. For customers in our HVAC products markets, this merger is particularly compelling because it makes MESTEK more than a supplier of quality-finished products. With the Lockformer and Iowa Precision lines, MESTEK is now also the premier supplier of the ductwork fabrication machinery many of our customers want for producing their own make-to-order parts."

FORMTEK, Inc. is a leading designer and manufacturer of high-speed machinery and systems that process sheet metal into precision parts. In addition to Lockformer and Iowa Precision Industries, the FORMTEK group includes Cooper-Weymouth-Peterson, Rowe Machinery, Dahlstrom Industries and Hill Engineering.

MESTEK, Inc. is a diversified manufacturer of heating, ventilating and air conditioning equipment, metal hose and hose products, aluminum extrusions, sheet metal processing machinery and business software systems.

Note regarding Private Securities Litigation Reform Act: Statements made in this press release which are not historical facts, including projections, statements of plans, objectives, expectations, or future economic performance, are forward-looking statements that involve risks and uncertainties and are subject to the safe harbor created by the Private Securities Litigation Reform Act of 1995. Mestek's and Met-Coil's future performance could differ significantly from that set forth herein, and from the expectations of management. Important factors that could cause the Mestek's or Met-Coil's financial performance to differ materially from past results and from those expressed in any forward-looking statements include, without limitation, risks associated with integration following the merger, variability in quarterly operating results, customer concentration, product acceptance, long sales cycle, long and varying delivery cycles, dependence on business partners, emerging technological standards, risks associated with acquisitions. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.